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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  March 31, 2006
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                         Russ Berrie and Company, Inc.
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               (Exact Name of Registrant as Specified in Charter)



                New Jersey            1-8681                 22-1815337
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)



                   111 Bauer Drive, Oakland, New Jersey 07436
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              (Address of Principal Executive Offices)  (Zip Code)



Registrant's telephone number, including area code: (201) 337-9000
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01  Other Events

On March 31, 2006, Russ Berrie and Company, Inc. (the "Company") announced that it will require additional time to file its Annual Report on Form 10-K for the year ended December 31, 2005 (the "2005 10-K") as a result of delays in compiling certain required information. The Company now anticipates that it will file its 2005 10-K on or prior to April 7, 2006. On March 31, 2006, the Company issued a press release with respect to the foregoing, which is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits. Attached hereto as Exhibit 99.1 is a press release of Russ Berrie and Company, Inc., dated March 31, 2006, announcing that additional time will be necessary to file its 2005 10-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2006                            RUSS BERRIE AND COMPANY, INC.


                                               By:   /s/ John D. Wille
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                                                     John D. Wille
                                                     Vice President and
                                                     Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number                      Description
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99.1          Press Release of Russ Berrie and Company, Inc., dated March 31,
              2006, announcing that additional time will be necessary to file its 2005 10-K.